EMCORE Corporation
Form SD-2016

Exhibit 1.01
Conflict Minerals Report

Conflict Minerals Disclosure

I.	Introduction

EMCORE Corporation is providing this Conflict Minerals Report (“CMR”) for calendar year 2016, as an Exhibit to Form SD, pursuant to Rule 13p-1 and Form SD (the “Rule”) under the Securities Exchange Act of 1934, as amended. The Rule requires disclosure of certain information when a company manufactures or contracts to manufacture a product and any “conflict mineral” specified in the Rule is necessary for the functionality or production of such products. Conflict Minerals are defined by paragraph (d)(3) of Form SD as columbite-tantalite (coltan), cassiterite, gold, wolframite, or their derivatives, which are limited to tantalum, tin, and tungsten, or any other mineral or its derivatives determined by the U.S. Secretary of State to be financing conflict in the Covered Countries (collectively, “Conflict Minerals” or “3TG”). The “Covered Countries” for purposes of the Rule and this CMR are the Democratic Republic of the Congo (“DRC”) and any country that shares an internationally recognized border with the DRC.

As used in this document, “Emcore,” the “Company” and the words "we," "our," and "us" refer to EMCORE Corporation and its subsidiaries.

II.	Overview

Company Profile

Emcore designs and manufactures Indium Phosphide (InP) optical chips, components, subsystems and systems for the broadband and specialty fiber optics market. Emcore is a provider of optical components, as well as complete end-to-end solutions for high-speed communications network infrastructures enabling systems and service providers to meet growing demand for bandwidth and connectivity. Emcore's advance optical technologies are designed for Cable Television (CATV), Fiber-To-The-Premises (FTTP) networks, telecommunications and data centers, satellite communications, aerospace and defense, wireless networks, and broadcast and professional audio/video systems. With its InP semiconductor wafer fabrication facility, Emcore has fully vertically-integrated manufacturing capability and also provides contract design, foundry and component packaging services.

As described in this CMR, certain of Emcore’s operations manufacture, or contract to manufacture, products that contain Conflict Minerals that are necessary to the functionality or production of those products. However, we do not directly source Conflict Minerals from mines, smelters or refiners. We believe that, in most cases, we are several steps removed in the supply chain from these market participants, limiting our influence over their sourcing. We must therefore rely on our direct suppliers to provide information regarding the origin of necessary Conflict Minerals that are included in our products, including sources of Conflict Minerals that are supplied to them by sub-tier suppliers.

Conflict Minerals Policy

Emcore is committed to responsible sourcing from its suppliers and each supplier is required to warrant that it has policies and procedures in place to determine whether parts and products supplied to Emcore are DRC conflict free (i.e., do not contain metals derived from "Conflict Minerals"). Each of our suppliers must further warrant that it has established policies, due diligence frameworks, and management systems consistent with the Organization for Economic Co-operation and Development (OECD) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas. Upon Emcore’s request, each of our suppliers shall permit Emcore to audit its practices and procedures and shall provide Emcore with any information reasonably requested. In addition, each supplier agrees to provide information to Emcore necessary for Emcore to comply with its conflict minerals reporting requirements, including without limitation information under the Conflict Free Sourcing Initiative Conflict Minerals Reporting Template. Our Conflict Minerals Policy is available on our corporate website at http://emcore.com/our-company/quality-management/supply-chain-management/

III.     Reasonable Country of Origin Inquiry Information

Emcore has conducted a good faith reasonable country of origin inquiry (“RCOI”) to determine whether the necessary Conflict Minerals included in and necessary to the functionality of our products described under “Product Description” in Section V below originated in the Covered Countries or came from recycled or scrap sources. We engaged a leading Conflict Minerals data management consultant (the “Consultant”) to assist us in conducting this RCOI.

To the extent applicable, Emcore’s RCOI utilized the same processes and procedures as for our due diligence described in Section IV below. This RCOI process included conducting an inquiry of our direct suppliers using a mechanism common in the technology industry: the Conflict-Free Sourcing Initiative’s (“CFSI”) Conflict Minerals Reporting Template (“CMRT”). Based on the results of our RCOI, we are required to exercise due diligence on the source and chain of custody of the necessary Conflict Minerals contained in our products. Our due diligence efforts are discussed further in Section IV of this CMR.

IV.    Due Diligence Process and Measures Performed

Based on the results of our RCOI, the Consultant engaged by Emcore also assisted us in conducting due diligence on the source and chain of custody of 3TGs in our products. The Company’s due diligence measures are designed to attempt to ascertain the facilities used to process any Conflict Minerals in our products, the country of origin of any Conflict Minerals in our products and the mine(s) or location of origin with the greatest possible specificity.

The design of our due diligence system, its conformity with an internationally-recognized due diligence framework, and a description of the measures we have undertaken to exercise our due diligence, are detailed below.

(i)      Conformity to a Recognized Due Diligence Framework

Emcore’s due diligence measures have been designed to conform in all material respects to the internationally-recognized due diligence framework of the Organization for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chain of Minerals from Conflict- Affected and High-Risk Areas (Second Edition), and its related supplements. This OECD framework (“Framework”) is the only due diligence framework recognized by the Securities and Exchange Commission (“SEC”) to date. The Framework stresses five main areas of Due Diligence design, detailed below in IV(i)(a) - (e).

a.      Establish Strong Company Management Systems

First, Emcore has assigned a Senior Director of Operations to (i) manage the Conflict Minerals compliance program, (ii) liaise with the Consultant, (iii) conduct reviews of collected data, and (iv) make decisions regarding the due diligence program, including risk mitigation. Second, Emcore has requested that suppliers of goods incorporated into our products provide us with Conflict Mineral declarations for their products (see below, §§ IV(i)(b & c)). Third, Emcore’s position statement with respect to Conflict Minerals, which is located on our website (at http://www.emcore.com/wp-content/uploads/EMCORE-Conflict-Minerals-Policy-Statement.pdf), encourages our suppliers to source responsibly, through their sub-suppliers and on down through their own supply chains. In this position statement, we encourage our suppliers and their sub-suppliers to use Conflict-Free Smelter (“CFS”) certified smelters wherever possible, (Under the CFS program, the CFSI, an organization founded by members of the Electronic Industry Citizen Coalition (“EICC”) and the Global e-Sustainability Initiative (“GeSI”), is taking action to address responsible sourcing, using independent third-party audits to identify smelters and refiners that have systems in place to assure sourcing of only conflict-free materials.)

b.      Identify and Assess Risk in the Supply Chain

To obtain chain of custody declarations from our suppliers, we utilize the CMRT described above. This CMRT is distributed to all of our suppliers, with regular and persistent follow-ups (“Escalations”), to ensure maximum compliance and feedback. The CMRT includes questions on (i) the use and origin of Conflict Minerals in our components, (ii) supplier engagement with their sub-tier suppliers, and (iii) smelters and points of origin of the constituent Conflict Minerals. The Consultant provides suppliers with guidance and requirements to prepare them ahead of time for full compliance in completing the CMRT, our principal information-gathering step on the origin, source and chain of custody of Conflict Minerals contained in components and materials supplied to us. This kit includes materials to educate suppliers about the SEC rule on Conflict Minerals, responsible supply chain management, and a letter that suppliers can use if they need to request information from their sub-tier suppliers.

The CMRT responses are only a first step in our engagement with suppliers. The responses from suppliers are then individually validated, and examined both for completeness and any internal inconsistencies between the data they provide. Any of these issues are resolved with our suppliers by phone and email. This follow-up to incomplete or inaccurate information is described further in §IV(i)(c), below.

To the extent that a completed response identified a smelter or refiner, the Company reviewed this information against the list of conflict free and “active” smelters and refiners and country of origin information published by the CFS program as well as the list of known conflict mineral processing facilities published by the U.S. Department of Commerce. The Company also attempted to ascertain whether the smelter or refiner information provided was specific to the products supplied to the Company to determine whether the identified smelters are in the Company’s supply chain.

c.      Design and implement a Strategy to Respond to Identified Risks

As outlined above, we have developed processes for Escalations and supplier engagement. This allows us to direct needed questions and follow-up to suppliers based on their varying responses to the CMRT. Escalations are used when, among other issues, suppliers are late in responding, have incomplete information, provide feedback inconsistent with prior responses, or when other issues are identified. An Escalation may include individual written requests for information, conference calls and meetings. Each Escalation is dated and tagged in our data management system, for a variety of further actions. These actions might include direct supplier contact through our business channels, changes of scope of the diligence request, reformatting supplier responses into the correct format, time extensions for delayed responses, follow-up with alternative contacts in the supplying organization, or the dropping of outdated component parts from the Emcore products list. The readiness of suppliers to provide data is assessed and scaled in our diligence logs, and these scores may factor into decisions made by Emcore when awarding future supply contracts.

d.      Carry Out Independent Third Party Audit of Supply Chain Due Diligence at Identified Points in the Supply Chain

Because the Company does not source 3TG directly from smelters or refiners, we rely on third parties, including the CFSI, to coordinate and conduct third party audits of these facilities. The Company utilizes the published results of these third-party audits to determine whether a specified smelter or refiner processes 3TG that directly or indirectly finance or benefit armed groups.

e.      Report on Supply Chain Due Diligence

Our Form SD and this CMR are both available under “Supply Chain Management” in the Company section of our website at http://www.emcore.com/company/supply-chain-management/. Emcore will file a Form SD (and CMRs, as necessary) with the SEC on an annual basis, pursuant to Rule 13p-1 of the Securities Exchange Act of 1934, as amended.

V.    Product Description; Processing Facilities

Product Description - Currently, EMCORE’s business is of a broad portfolio of compound semiconductor-based products for the fiber optics markets.

•	Laser/Photodetector Component Products

These include lasers, photodetectors, and various forms of packaged subassemblies, bare die (or chip), transmitter optical subassemblies (TOSA), distributed feedback (DFB) lasers, positive-intrinsic-negative (PIN) and avalanche photodiode (APD) components for 10 Gb/s Ethernet, InfiniBand, FTTP, and telecom applications.

•	Cable Television (CATV) Products

These include forward and return-path analog and digital lasers, photodetectors and subassembly components, broadcast analog and digital fiber-optic transmitters, and quadrature amplitude modulation (QAM) transmitters and receivers.

•	Fiber-To-The-Premises (FTTP) Products

These include FTTP components and subsystem products to support plans by telephone companies to offer voice, video, and data services through the deployment of new fiber optics-based access networks, including passive optical network (PON) transceivers, radio frequency over glass (RFoG) optical transceivers, analog fiber optic transmitters for video overlay and high-power erbium-doped fiber amplifiers (EDFA), analog and digital lasers, photodetectors and subassembly components, analog video receivers, and multi-dwelling unit (MDU) video receivers.

•	Satellite Communications (Satcom) Products

These include transmitters, receivers, subsystems, and systems that transport wideband radio frequency and microwave signals between satellite hub equipment and antenna dishes.

•	Video Transport Products

These include video, audio, data, and RF transmission systems.

•	Defense and Homeland Security Products

These include fiber optic gyro components used in commercial and military applications, high-frequency RF fiber optic link components for towed decoy systems, optical delay lines for radar systems, erbium-doped fiber amplifiers, pulse lasers for light detection and ranging (LIDAR) spectroscopy systems and other products.

Processing Facilities - Based on our RCOI or due diligence process, as applicable, and the information received from our suppliers, the facilities listed on Annex A were identified by the Company’s suppliers as the smelters and refiners that processed the 3TG present in and necessary to the functionality of products manufactured by the Company in the calendar year 2015.

Due to our position in the supply chain, which we discuss above, we rely on our suppliers for accurate smelter and refiner information. Our due diligence measures cannot provide adequate certainty regarding the source and chain of custody of the necessary Conflict Minerals contained in our in-scope products. The information from our suppliers is still evolving and may contain company level declarations. As such, this smelter list is presented in good faith as the best information we have to date. This list may contain smelters that are not in our supply chain and there may be other smelters not yet identified in our due diligence process. We will continue to update the list as our information and the relevant third-party data from CFSI, LBMA, and RJC improves.

VI.    Future Due Diligence

We will continue to communicate our expectations and information requirements to our direct suppliers. Over time, we anticipate that the amount of information globally on the traceability and sourcing of the necessary Conflict Minerals in our products will increase and improve our knowledge. We will continue to make inquiries to our direct suppliers and undertake additional risk assessments when potentially relevant changes in facts or circumstances are identified. If we become aware of a supplier whose due diligence needs improvement, we may continue the trade relationship while that supplier improves its compliance program. We expect our suppliers to take similar measures with their suppliers to ensure alignment throughout the supply chain.

In addition to those above, the Company will undertake the following steps during the next compliance period:

•	Continue to collect responses from suppliers using the most recent revision of the CMRT.

•	Engage with suppliers that did not provide a response in 2016 or provided incomplete responses to help with our data collections for 2017.

•	Monitor and track performance of risk mitigation efforts.

•	Compare and validate RCOI results to information collected via independent conflict-free smelter validation programs such as the CFSI.

Annex A

Smelter and Refiner Information

Metal	Smelter Name	Country	CFS Status (*)
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	Not Determined
Gold	Academy Precious Metal Materials (Zhaoyuan) Co., Ltd.	CHINA	Not Determined
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	Compliant CFS
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	Compliant CFS
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN	Not Determined
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	Compliant CFS
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Compliant CFS
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Compliant CFS
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL	Compliant CFS
Gold	Argor-Heraeus S.A.	SWITZERLAND	Compliant CFS
Gold	Asahi Pretec Corp.	JAPAN	Compliant CFS
Gold	Asahi Refining Canada Ltd.	CANADA	Compliant CFS
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Compliant CFS
Gold	Asaka Riken Co., Ltd.	JAPAN	Compliant CFS
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Not Determined
Gold	AU Traders and Refiners	SOUTH AFRICA	Compliant CFS
Gold	AURA-II	UNITED STATES OF AMERICA	Not Determined
Gold	Aurubis AG	GERMANY	Compliant CFS
Gold	Baiyin Nonferrous Group Co.,Ltd	CHINA	Not Determined
Gold	Bangalore Refinery	INDIA	Not Determined
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Compliant CFS
Gold	Bauer Walser AG	GERMANY	Not Determined
Gold	Boliden AB	SWEDEN	Compliant CFS
Gold	Boliden Harjavalta	FINLAND	Not Determined
Gold	C. Hafner GmbH + Co. KG	GERMANY	Compliant CFS
Gold	Caridad	MEXICO	Not Determined
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	Compliant CFS
Gold	Cendres + Métaux S.A.	SWITZERLAND	Not Determined
Gold	Chimet S.p.A.	ITALY	Compliant CFS

Gold	China Gold Deal Investment Co., Ltd.	CHINA	Not Determined
Gold	China National Gold Group Corporation	CHINA	Not Determined
Gold	Chugai Mining	JAPAN	Not Determined
Gold	Codelco	CHILE	Not Determined
Gold	Colt Refining	UNITED STATES OF AMERICA	Not Determined
Gold	Daejin Indus Co., Ltd.	KOREA (REPUBLIC OF)	Not Determined
Gold	DaeryongENC	KOREA (REPUBLIC OF)	Not Determined
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	Compliant CFS
Gold	DODUCO GmbH	GERMANY	Compliant CFS
Gold	Dongguan Standard Electronic Material.Co.,Ltd	CHINA	Not Determined
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA	Not Determined
Gold	Dowa	JAPAN	Compliant CFS
Gold	DSC (Do Sung Corporation)	KOREA (REPUBLIC OF)	Compliant CFS
Gold	E-CHEM Enterprise Corp	CHINA	Not Determined
Gold	Eco-System Recycling Co., Ltd.	JAPAN	Compliant CFS
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA	Compliant CFS
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	Compliant CFS
Gold	Faggi Enrico S.p.A.	ITALY	Not Determined
Gold	Feinhütte Halsbrücke GmbH	GERMANY	Not Determined
Gold	Ferro Corporation	UNITED STATES OF AMERICA	Not Determined
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	Not Determined
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA	Not Determined
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	Not Determined
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	Compliant CFS
Gold	Guangdong Jinding Gold Limited	CHINA	Not Determined
Gold	Gujarat Gold Centre	INDIA	Not Determined
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Not Determined
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Not Determined
Gold	Harima Smelter	JAPAN	Not Determined
Gold	Heesung Group	KOREA (REPUBLIC OF)	Not Determined
Gold	Heimerle + Meule GmbH	GERMANY	Compliant CFS
Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA	Not Determined
Gold	Heraeus Group	CHINA	Not Determined
Gold	Heraeus Group	UNITED STATES OF AMERICA	Not Determined

Gold	Heraeus Ltd. Hong Kong	CHINA	Compliant CFS
Gold	Heraeus Ltd. Hong Kong	HONG KONG	Not Determined
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	Compliant CFS
Gold	Heraeus Precious Metals North America (HPMN)	UNITED STATES OF AMERICA	Not Determined
Gold	Hishikari Gold Mine (Isa)	JAPAN	Not Determined
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	Not Determined
Gold	HwaSeong CJ Co., Ltd.	KOREA (REPUBLIC OF)	Not Determined
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Compliant CFS
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	Compliant CFS
Gold	Istanbul Gold Refinery	TURKEY	Compliant CFS
Gold	Japan Mint	JAPAN	Compliant CFS
Gold	Jiangxi Copper Co., Ltd.	CHINA	Compliant CFS
Gold	Jinlong Copper Co.,Ltd.	CHINA	Not Determined
Gold	Johnson Matthey HongKong Ltd.	CHINA	Not Determined
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Compliant CFS
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	Compliant CFS
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Compliant CFS
Gold	K.A Rasmussen as	NORWAY	Not Determined
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	Not Determined
Gold	Kangqiang Electronics Co., Ltd	CHINA	Not Determined
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	Not Determined
Gold	Kazzinc	KAZAKHSTAN	Compliant CFS
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	Compliant CFS
Gold	KGHM Polska MiedŸ Spó³ka Akcyjna	POLAND	Not Determined
Gold	Kojima Chemicals Co., Ltd.	JAPAN	Compliant CFS
Gold	Korea Metal Co., Ltd.	KOREA (REPUBLIC OF)	Not Determined
Gold	Korea Zinc Co., Ltd.	KOREA (REPUBLIC OF)	Compliant CFS
Gold	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA	Not Determined
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	Compliant CFS
Gold	KYSHTYM COPPER-ELECTROLYTIC PLANT ZAO	RUSSIAN FEDERATION	Not Determined
Gold	L'azurde Company For Jewelry	SAUDI ARABIA	Compliant CFS
Gold	Lingbao Gold Co., Ltd.	CHINA	Not Determined
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Not Determined
Gold	London Bullion Market Association	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND	Not Determined

Gold	LS-NIKKO Copper Inc.	KOREA (REPUBLIC OF)	Compliant CFS
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Not Determined
Gold	Materion	UNITED STATES OF AMERICA	Compliant CFS
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	Compliant CFS
Gold	Metahub Industries Sdn. Bhd.	MALAYSIA	Not Determined
Gold	Metalor Technologies (Hong Kong) Ltd	HONG KONG	Not Determined
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	Compliant CFS
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Compliant CFS
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	Compliant CFS
Gold	Metalor Technologies S.A.	SWITZERLAND	Compliant CFS
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	Compliant CFS
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO	Compliant CFS
Gold	Mitsubishi Materials Corporation	JAPAN	Compliant CFS
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Compliant CFS
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	Compliant CFS
Gold	Modeltech Sdn Bhd	MALAYSIA	Not Determined
Gold	Morris and Watson	NEW ZEALAND	Not Determined
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Compliant CFS
Gold	N.E.Chemcat Corporation	JAPAN	Not Determined
Gold	Nadir Metal Rafineri San. Ve Tic. A.ª.	TURKEY	Compliant CFS
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Compliant CFS
Gold	Nihon Material Co., Ltd.	JAPAN	Compliant CFS
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Compliant CFS
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Compliant CFS
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Compliant CFS
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION	Not Determined
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	Compliant CFS
Gold	PAMP S.A.	SWITZERLAND	Compliant CFS
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	Not Determined
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Compliant CFS
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	Compliant CFS
Gold	Public security bureau of Shenzhen	CHINA	Not Determined
Gold	PX Précinox S.A.	SWITZERLAND	Compliant CFS
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Compliant CFS

Gold	Remondis Argentia B.V.	NETHERLANDS	Not Determined
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA	Compliant CFS
Gold	Royal Canadian Mint	CANADA	Compliant CFS
Gold	SAAMP	FRANCE	Not Determined
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	Not Determined
Gold	Safina a.s.	CZECH REPUBLIC	Not Determined
Gold	Sai Refinery	INDIA	Not Determined
Gold	Samduck Precious Metals	KOREA (REPUBLIC OF)	Compliant CFS
Gold	SAMWON METALS Corp.	KOREA (REPUBLIC OF)	Not Determined
Gold	SANMENXIA HENGSHENG SCIENCE AND TECHNOLOGY R&D CO.,LTD	CHINA	Not Determined
Gold	SAXONIA Edelmetalle GmbH	GERMANY	Compliant CFS
Gold	Schone Edelmetaal B.V.	NETHERLANDS	Compliant CFS
Gold	ScotiaMocatta, The Bank of Nova Scotia	HONG KONG	Not Determined
Gold	SEMPSA Joyería Platería S.A.	SPAIN	Compliant CFS
Gold	Shandong Humon Smelting Co., Ltd.	CHINA	Not Determined
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	Not Determined
Gold	Shandong Yanggu Xiangguang Co. Ltd.	CHINA	Not Determined
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Compliant CFS
Gold	Shandong zhongkuang group co., LTD	CHINA	Not Determined
Gold	Shang Hai Gold Exchange	CHINA	Not Determined
Gold	Shenzhen Zhonghenglong Real Industry Co.,Ltd.	CHINA	Not Determined
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Compliant CFS
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Compliant CFS
Gold	So Accurate Group, Inc.	UNITED STATES OF AMERICA	Not Determined
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Compliant CFS
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Compliant CFS
Gold	Sudan Gold Refinery	SUDAN	Not Determined
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Compliant CFS
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Not Determined
Gold	Suzhou Xingrui Noble metal material co.ltd	CHINA	Not Determined
Gold	T.C.A S.p.A	ITALY	Compliant CFS
Gold	Tai zhou chang san Jiao electron Co.,Ltd.	CHINA	Not Determined
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Compliant CFS
Gold	THE HUTTI GOLD MINES CO.LTD	INDIA	Not Determined

Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	Compliant CFS
Gold	Tiancheng Chemical	CHINA	Not Determined
Gold	Tokuriki Honten Co., Ltd.	JAPAN	Compliant CFS
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Not Determined
Gold	Tony Goetz NV	BELGIUM	Compliant CFS
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	Not Determined
Gold	Torecom	KOREA (REPUBLIC OF)	Compliant CFS
Gold	UBS AG Bahnhofstr.	SWITZERLAND	Not Determined
Gold	Umicore Brasil Ltda.	BRAZIL	Compliant CFS
Gold	Umicore Galvanotechnik GmbH	GERMANY	Not Determined
Gold	Umicore Precious Metal Refining	UNITED STATES OF AMERICA	Not Determined
Gold	Umicore Precious Metals Thailand	THAILAND	Compliant CFS
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Compliant CFS
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	Compliant CFS
Gold	United Refining Company	UNITED STATES OF AMERICA	Not Determined
Gold	Universal Precious Metals Refining Zambia	ZAMBIA	Not Determined
Gold	Uyemura USA	UNITED STATES OF AMERICA	Not Determined
Gold	Valcambi S.A.	SWITZERLAND	Compliant CFS
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA	Compliant CFS
Gold	WIELAND Edelmetalle GmbH	GERMANY	Compliant CFS
Gold	Wuxi Middle Treasures Materials	CHINA	Not Determined
Gold	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN	Compliant CFS
Gold	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA	Not Determined
Gold	Yokohama Metal Co., Ltd.	JAPAN	Compliant CFS
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	Not Determined
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Compliant CFS
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	Compliant CFS
Tantalum	Avon Specialty Metals Ltd	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND	Not Determined
Tantalum	Cabot Corporation	UNITED STATES OF AMERICA	Not Determined
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Compliant CFS
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA	Compliant CFS
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	Compliant CFS
Tantalum	Duoluoshan	CHINA	Compliant CFS
Tantalum	E.S.R. Electronics	UNITED STATES OF AMERICA	Not Determined

Tantalum	Ethiopian Minerals Development Share Company	ETHIOPIA	Not Determined
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA	Compliant CFS
Tantalum	F&X Electro-Materials Ltd.	CHINA	Compliant CFS
Tantalum	FIR Metals & Resource Ltd.	CHINA	Compliant CFS
Tantalum	Gannon & Scott	UNITED STATES OF AMERICA	Not Determined
Tantalum	Global Advanced Metals Aizu	JAPAN	Compliant CFS
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	Compliant CFS
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Compliant CFS
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	Not Determined
Tantalum	H.C. Starck Co., Ltd.	THAILAND	Compliant CFS
Tantalum	H.C. Starck GmbH Goslar	GERMANY	Compliant CFS
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY	Not Determined
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	Compliant CFS
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA	Compliant CFS
Tantalum	H.C. Starck Ltd.	JAPAN	Compliant CFS
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Compliant CFS
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Compliant CFS
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA	Compliant CFS
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Compliant CFS
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	Compliant CFS
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Compliant CFS
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	Compliant CFS
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Compliant CFS
Tantalum	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Not Determined
Tantalum	KEMET Blue Metals	MEXICO	Compliant CFS
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA	Compliant CFS
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA	Compliant CFS
Tantalum	LSM Brasil S.A.	BRAZIL	Compliant CFS
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	Compliant CFS
Tantalum	Mineração Taboca S.A.	BRAZIL	Compliant CFS
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Compliant CFS
Tantalum	Molycorp Silmet A.S.	ESTONIA	Compliant CFS
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Compliant CFS
Tantalum	Phoenix Metal Ltd	RWANDA	Not Determined

Tantalum	Plansee SE Liezen	AUSTRIA	Compliant CFS
Tantalum	Plansee SE Reutte	AUSTRIA	Compliant CFS
Tantalum	Power Resources Ltd.	MACEDONIA (THE FORMER YUGOSLAV REPUBLIC OF)	Compliant CFS
Tantalum	QuantumClean	UNITED STATES OF AMERICA	Compliant CFS
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL	Compliant CFS
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA	Compliant CFS
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA	Not Determined
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Compliant CFS
Tantalum	Taki Chemical Co., Ltd.	JAPAN	Compliant CFS
Tantalum	Tantalite Resources	SOUTH AFRICA	Not Determined
Tantalum	Telex Metals	UNITED STATES OF AMERICA	Compliant CFS
Tantalum	Tranzact, Inc.	UNITED STATES OF AMERICA	Compliant CFS
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Compliant CFS
Tantalum	Ulba Metallurgical Plant JSC	RUSSIAN FEDERATION	Not Determined
Tantalum	ULVAC	JAPAN	Not Determined
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Compliant CFS
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	Compliant CFS
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA	Compliant CFS
Tin	5N Plus	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND	Not Determined
Tin	Alpha	UNITED STATES OF AMERICA	Compliant CFS
Tin	Alpha	KOREA (REPUBLIC OF)	Not Determined
Tin	Amalgamet Inc	UNITED STATES OF AMERICA	Not Determined
Tin	American Iron and Metal	CANADA	Not Determined
Tin	American Iron and Metal	UNITED STATES OF AMERICA	Not Determined
Tin	An Thai Minerals Co., Ltd.	VIET NAM	Not Determined
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	Not Determined
Tin	An Xin Xian Xin Yue You Se Jin Shu Co. Ltd.	CHINA	Not Determined
Tin	Baoshida Swissmetall	SWITZERLAND	Not Determined
Tin	Best Metais e Soldas SA	BRAZIL	Not Determined
Tin	Brinkmann Chemie AG	GERMANY	Not Determined
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL	Not Determined
Tin	CHANGZHOU GALAXY CENTURY MICRO-ELECTRONICS CO.,LTD	CHINA	Not Determined
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	Compliant CFS
Tin	China Minmetals Corporation	CHINA	Not Determined

Tin	China Tin Group Co., Ltd.	CHINA	Compliant CFS
Tin	CIMSA, S.A.	SPAIN	Not Determined
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Not Determined
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	Compliant CFS
Tin	CV Ayi Jaya	INDONESIA	Compliant CFS
Tin	CV Dua Sekawan	INDONESIA	Compliant CFS
Tin	CV Duta Putra Bangka	INDONESIA	Not Determined
Tin	CV Gita Pesona	INDONESIA	Compliant CFS
Tin	CV Makmur Jaya	INDONESIA	Not Determined
Tin	CV Serumpun Sebalai	INDONESIA	Compliant CFS
Tin	CV Tiga Sekawan	INDONESIA	Compliant CFS
Tin	CV United Smelting	INDONESIA	Compliant CFS
Tin	CV Venus Inti Perkasa	INDONESIA	Compliant CFS
Tin	Daewoo International	KOREA (REPUBLIC OF)	Not Determined
Tin	Dowa	JAPAN	Compliant CFS
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	Not Determined
Tin	Elmet S.L.U.	SPAIN	Compliant CFS
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Compliant CFS
Tin	Estanho de Rondônia S.A.	BRAZIL	Not Determined
Tin	Eximetal S.A.	ARGENTINA	Not Determined
Tin	Feinhütte Halsbrücke GmbH	GERMANY	Not Determined
Tin	Fenix Metals	POLAND	Compliant CFS
Tin	Fuji Metal Mining Corp.	TAIWAN, PROVINCE OF CHINA	Not Determined
Tin	Fuji Metal Mining Corp.	THAILAND	Not Determined
Tin	Furukawa Electric	JAPAN	Not Determined
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA	Not Determined
Tin	Gejiu Jinye Mineral Company	CHINA	Not Determined
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	Not Determined
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Compliant CFS
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Not Determined
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Not Determined
Tin	Global Advanced Metals	AUSTRALIA	Not Determined
Tin	Gold Bell Group	CHINA	Not Determined
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	Compliant CFS

Tin	H. Kramer & Co.	UNITED STATES OF AMERICA	Not Determined
Tin	Heimerle + Meule GmbH	GERMANY	Not Determined
Tin	Heraeus Group	GERMANY	Not Determined
Tin	Heraeus Group	KOREA (REPUBLIC OF)	Not Determined
Tin	Hitachi Cable, Ltd.	JAPAN	Not Determined
Tin	Honeywell Electronic Materials, Inc	UNITED STATES OF AMERICA	Not Determined
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	Compliant CFS
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	Not Determined
Tin	Hunan Xianghualing Tin Co. ltd	CHINA	Not Determined
Tin	IBF IND Brasileira de Ferrolligas Ltda	BRAZIL	Not Determined
Tin	IPS New Material (Suzhou) Co., Ltd.	FRANCE	Not Determined
Tin	Jean GOLDSCHMIDT INTERNATIONAL S.A.	BELGIUM	Not Determined
Tin	Jewish Xinmao Tin Co., Ltd.	CHINA	Not Determined
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	Compliant CFS
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Not Determined
Tin	jiangyinshi yizheng mechnaics co,.ltd	CHINA	Not Determined
Tin	Kennametal Huntsville	UNITED STATES OF AMERICA	Not Determined
Tin	KOBE STEEL,LTD.	JAPAN	Not Determined
Tin	KOVOHUTÌ PØÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC	Not Determined
Tin	Kunshan Shing Lee Solder manufactureing co.Ltd	CHINA	Not Determined
Tin	Kupol	RUSSIAN FEDERATION	Not Determined
Tin	Lee Ku Industrial Company Limited	KOREA (REPUBLIC OF)	Not Determined
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	Not Determined
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Compliant CFS
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	Compliant CFS
Tin	Melt Metais e Ligas S.A.	BRAZIL	Compliant CFS
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA	Not Determined
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	Compliant CFS
Tin	Metallo-Chimique N.V.	BELGIUM	Compliant CFS
Tin	Mineração Taboca S.A.	BRAZIL	Compliant CFS
Tin	Ming Li Jia Smelt Metal Factory	CHINA	Not Determined
Tin	Minmetals Ganzhou Tin Co. Ltd	CHINA	Not Determined
Tin	Minsur	PERU	Compliant CFS
Tin	Mitsubishi Materials Corporation	JAPAN	Compliant CFS

Tin	Modeltech Sdn Bhd	MALAYSIA	Not Determined
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	Not Determined
Tin	Nathan Trotter & Co., Inc.	UNITED STATES OF AMERICA	Not Determined
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	Not Determined
Tin	NIHON GENMA MFG.CO.,LTD.	THAILAND	Not Determined
Tin	Nihon Kagaku Sangyo Co., Ltd.	JAPAN	Not Determined
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	Not Determined
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Compliant CFS
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Compliant CFS
Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)	Compliant CFS
Tin	Operaciones Metalurgical S.A.	INDONESIA	Not Determined
Tin	Phoenix Metal Ltd.	RWANDA	Not Determined
Tin	PHONON MEIWA INC.	JAPAN	Not Determined
Tin	Poongsan	KOREA (REPUBLIC OF)	Not Determined
Tin	PT Alam Lestari Kencana	INDONESIA	Not Determined
Tin	PT Aries Kencana Sejahtera	INDONESIA	Compliant CFS
Tin	PT Artha Cipta Langgeng	INDONESIA	Compliant CFS
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	Compliant CFS
Tin	PT Babel Inti Perkasa	INDONESIA	Compliant CFS
Tin	PT Babel Surya Alam Lestari	INDONESIA	Not Determined
Tin	PT Bangka Kudai Tin	INDONESIA	Not Determined
Tin	PT Bangka Prima Tin	INDONESIA	Compliant CFS
Tin	PT Bangka Putra Karya	INDONESIA	Not Determined
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA	Not Determined
Tin	PT Bangka Tin Industry	INDONESIA	Compliant CFS
Tin	PT Belitung Industri Sejahtera	INDONESIA	Compliant CFS
Tin	PT BilliTin Makmur Lestari	INDONESIA	Not Determined
Tin	PT Bukit Timah	INDONESIA	Compliant CFS
Tin	PT Cipta Persada Mulia	INDONESIA	Compliant CFS
Tin	PT Donna Kembara Jaya	INDONESIA	Not Determined
Tin	PT DS Jaya Abadi	INDONESIA	Compliant CFS
Tin	PT Eunindo Usaha Mandiri	INDONESIA	Compliant CFS
Tin	PT Fang Di MulTindo	INDONESIA	Not Determined
Tin	PT HANJAYA PERKASA METALS	INDONESIA	Not Determined

Tin	PT HP Metals Indonesia	INDONESIA	Not Determined
Tin	PT Inti Stania Prima	INDONESIA	Compliant CFS
Tin	PT Justindo	INDONESIA	Not Determined
Tin	PT Karimun Mining	INDONESIA	Compliant CFS
Tin	PT Kijang Jaya Mandiri	INDONESIA	Compliant CFS
Tin	PT Koba Tin	INDONESIA	Not Determined
Tin	PT Mitra Stania Prima	INDONESIA	Compliant CFS
Tin	PT O.M. Indonesia	INDONESIA	Compliant CFS
Tin	PT Panca Mega Persada	INDONESIA	Compliant CFS
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA	Not Determined
Tin	PT Prima Timah Utama	INDONESIA	Compliant CFS
Tin	PT Rajwa International	INDONESIA	Not Determined
Tin	PT REFINED BANGKA TIN	INDONESIA	Compliant CFS
Tin	PT Sariwiguna Binasentosa	INDONESIA	Compliant CFS
Tin	PT Seirama Tin investment	INDONESIA	Not Determined
Tin	PT Singkep Times Utama	INDONESIA	Not Determined
Tin	PT Stanindo Inti Perkasa	INDONESIA	Compliant CFS
Tin	PT Sukses Inti Makmur	INDONESIA	Compliant CFS
Tin	PT Sumber Jaya Indah	INDONESIA	Compliant CFS
Tin	PT Supra Sukses Trinusa	INDONESIA	Not Determined
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA	Compliant CFS
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA	Compliant CFS
Tin	PT Tinindo Inter Nusa	INDONESIA	Compliant CFS
Tin	PT Tirus Putra Mandiri	INDONESIA	Not Determined
Tin	PT Tommy Utama	INDONESIA	Compliant CFS
Tin	PT Wahana Perkit Jaya	INDONESIA	Compliant CFS
Tin	PT Yinchendo Mining Industry	INDONESIA	Not Determined
Tin	PT. CITRALOGAM ALPHASEJAHTERA	INDONESIA	Not Determined
Tin	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA	Not Determined
Tin	Resind Indústria e Comércio Ltda.	BRAZIL	Compliant CFS
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	Compliant CFS
Tin	Samhwa Non-Ferrous Metal. Inc Co.,Ltd.	KOREA (REPUBLIC OF)	Not Determined
Tin	Schloetter Co. Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND	Not Determined
Tin	SENJU METAL INDUSTRY CO.,LTD.	JAPAN	Not Determined

Tin	SENJU METAL INDUSTRY CO.,LTD.	MALAYSIA	Not Determined
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA	Not Determined
Tin	ShangHai YueQiang Metal Products Co., LTD	CHINA	Not Determined
Tin	SIZER METALS PTE LTD	SINGAPORE	Not Determined
Tin	Soft Metais Ltda.	BRAZIL	Compliant CFS
Tin	Sumisho Materials Corp.	JAPAN	Not Determined
Tin	Super Ligas	BRAZIL	Not Determined
Tin	Taicang City Nancang Metal Material Co.,Ltd	CHINA	Not Determined
Tin	Thaisarco	THAILAND	Compliant CFS
Tin	TONGDING METALLIC MATERIAL CO.LTD	CHINA	Not Determined
Tin	Traxys	FRANCE	Not Determined
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	Not Determined
Tin	VQB Mineral and Trading Group JSC	VIET NAM	Compliant CFS
Tin	Westfalenzinn	GERMANY	Not Determined
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL	Compliant CFS
Tin	Wilhelm Grillo Handelsgesellschaft mbH	GERMANY	Not Determined
Tin	Wilhelm Westmetall	GERMANY	Not Determined
Tin	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA	Not Determined
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA	Not Determined
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA	Not Determined
Tin	Yun'an Dian'xi Tin Mine	CHINA	Not Determined
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Not Determined
Tin	Yunnan Tin Company Limited	CHINA	Compliant CFS
Tin	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA	Not Determined
Tin	Zhongshan Jinye Smelting Co., Ltd	CHINA	Not Determined
Tungsten	A.L.M.T. Corp.	CHINA	Not Determined
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN	Compliant CFS
Tungsten	ACL Metais Eireli	BRAZIL	Not Determined
Tungsten	Air Products	UNITED STATES OF AMERICA	Not Determined
Tungsten	AMPCO METAL (Foshan) Co. Ltd.	CHINA	Not Determined
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	Compliant CFS
Tungsten	Axis Material Limited	JAPAN	Not Determined
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Compliant CFS
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Compliant CFS

Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	Not Determined
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA	Not Determined
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	Compliant CFS
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA	Not Determined
Tungsten	Ganzhou Haichuang W Co., Ltd	CHINA	Not Determined
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA	Not Determined
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Compliant CFS
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Compliant CFS
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	Not Determined
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Compliant CFS
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	Not Determined
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	Compliant CFS
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Compliant CFS
Tungsten	H.C. Starck GmbH	GERMANY	Compliant CFS
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY	Compliant CFS
Tungsten	Hitachi, Ltd.	JAPAN	Not Determined
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	Compliant CFS
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	Compliant CFS
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA	Not Determined
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Compliant CFS
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	Compliant CFS
Tungsten	Japan New Metals Co., Ltd.	JAPAN	Compliant CFS
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Compliant CFS
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	Not Determined
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Compliant CFS
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Not Determined
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA	Not Determined
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Compliant CFS
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Compliant CFS
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	Compliant CFS
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Compliant CFS
Tungsten	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Not Determined
Tungsten	Kanto Denka Kogyo Co., Ltd.	JAPAN	Not Determined
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	Compliant CFS

Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	Compliant CFS
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	CHINA	Not Determined
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Compliant CFS
Tungsten	Meterion Advanced Materials Thin Film Products	UNITED STATES OF AMERICA	Not Determined
Tungsten	Moliren Ltd	RUSSIAN FEDERATION	Compliant CFS
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA	Not Determined
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	Compliant CFS
Tungsten	NingHua XingLuoKeng TungSten Mining CO.,LTD	CHINA	Not Determined
Tungsten	North American Tungsten	CANADA	Not Determined
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	Compliant CFS
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Compliant CFS
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION	Not Determined
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM	Not Determined
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	Compliant CFS
Tungsten	Sumitomo Electric Industries	CHINA	Not Determined
Tungsten	Sumitomo Metal Mining Co., Ltd.	JAPAN	Not Determined
Tungsten	TaeguTec Ltd.	KOREA (REPUBLIC OF)	Not Determined
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	Compliant CFS
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	Compliant CFS
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	Compliant CFS
Tungsten	Voss Metals Company, Inc	UNITED STATES OF AMERICA	Not Determined
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA	Compliant CFS
Tungsten	Woltech Korea Co., Ltd.	KOREA (REPUBLIC OF)	Compliant CFS
Tungsten	Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA	Not Determined
Tungsten	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA	Not Determined
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Compliant CFS
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	Compliant CFS
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	Compliant CFS
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	Compliant CFS

*	The information in this column is based on smelter or refiner information made publicly available by CFSI as of May 5, 2017. The terms used have the following meanings:

•	“Compliant CFS” means that a smelter or refiner participates in and has been listed as “compliant” by the Conflict-Free Smelter Program (“CFSP”).

•
“Not-Determined” means that a smelter or refiner has not been listed as “compliant” by the CFSP but may be in one of the following additional categories: (i) listed on the CFSP’s “Active” list, meaning that the smelter or refiner has committed to undergo a CFSP audit or is participating in one of the cross-recognized certification program (LMBA Responsible Gold Certification or Responsible Jewelry Program Chain-of-Custody Certification); (ii) listed on the CFSI Standard Smelter Names tab but is not listed as “Compliant” or “Active” (iii) smelter or refiner declared by the suppliers that are currently under investigation by the Consultant for certification status and legitimacy.

APPENDIX I - Countries of Origin
The information provided in this Appendix is based on the information collected from our suppliers and is provided in good faith. We will continue to update it as our due diligence process and third party data evolves.

Angola	France	Portugal
Argentina	Germany	Republic of Congo
Australia	Guyana	Russia
Austria	Hungary	Rwanda
Belgium	India	Sierra Leone
Bolivia	Indonesia	Singapore
Brazil	Ireland	Slovakia
Burundi	Israel	South Africa
Cambodia	Japan	Spain
Canada	Kazakhstan	Suriname
Central African Republic	Kenya	Switzerland
Chile	Laos	Taiwan
China	Luxembourg	Tanzania
Colombia	Madagascar	Thailand
Côte D'Ivoire	Malaysia	Uganda
Czech Republic	Mongolia	United Kingdom
Djibouti	Mozambique	United States of America